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                                                                    Exhibit 10.1

         THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT ("Amendment") is entered into as of June 22, 2006, by and among WARRIOR ENERGY SERVICES CORPORATION (formerly known as Black Warrior Wireline Corp.), a Delaware corporation ("Borrower"), any other Credit Parties signatory hereto, the lenders signatory hereto and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("GE Capital"), as Agent for Lenders (in such capacity, the "Agent").

                                    RECITALS

         A. Borrower, the other Credit Parties signatory thereto, GE Capital, the lenders from time to time parties thereto (the "Lenders") and the Agent are parties to a certain Second Amended and Restated Credit Agreement, dated as of December 16, 2005, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of March 15, 2006, and as amended by that certain Second Amendment to Second Amended and Restated Credit Agreement, dated as of April 12, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein and not defined herein have the meanings assigned to them in the Credit Agreement).

         B. Borrower has requested that the Agent and the Lenders amend the Credit Agreement in certain respects and the Agent and the Lenders have agreed to amend the Credit Agreement subject to the terms and conditions hereof.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and intending to be legally bound, the parties hereto agree as follows:

                                  A. AMENDMENT

         Section (a) of Annex F of the Credit Agreement is hereby amended by increasing the Maximum Capital Expenditures limit for Fiscal Year 2006 from $10,000,000 to $15,000,000.

                             B. CONDITIONS PRECEDENT

         Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Agent and the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, Borrower shall have no rights under this Amendment and the Agent and the Lenders shall not be obligated to take, fulfill or perform any action hereunder, until the Agent shall have received counterparts of this Amendment duly executed by the Requisite Lenders and all Credit Parties.

                        C. REPRESENTATIONS AND WARRANTIES

         Each Credit Party hereby represents and warrants to the Lenders and the Agent that:

         1. The execution, delivery and performance by such Credit Party of this Amendment (a) are within such Credit Party's corporate power; (b) have been duly authorized by all necessary corporate and shareholder action; (c) are not in contravention of any provision of such Credit Party's certificate of incorporation or bylaws or other organizational documents; (d) do not violate any law or regulation, or any order or decree of any Governmental Authority; (e) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Credit Party or any of its Subsidiaries is a party or by which such Credit Party or any such Subsidiary or any of their respective property is bound; (f) do not result in the creation or imposition of any Lien upon any of the property of such Credit Party or any of its Subsidiaries; and (g) do not require the consent or approval of any Governmental Authority or any other Person;
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         2. This Amendment has been duly executed and delivered for the benefit of or on behalf of each Credit Party and constitutes a legal, valid and binding obligation of each Credit Party, enforceable against such Credit Party in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights and remedies in general; and

         3. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

                               D. OTHER AGREEMENTS

         1. Continuing Effectiveness of Loan Documents. As amended hereby, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of Borrower. To the extent any terms and conditions in any of the other Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Credit Agreement as modified and amended hereby. Upon the effectiveness of this Amendment such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Credit Agreement as modified and amended hereby.

         2. Reaffirmation and Acknowledgments.

         (a) Reaffirmation. Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the other Loan Documents, effective as of the date hereof and after giving effect to this Amendment.

         (b) Acknowledgment of Perfection of Security Interest. Borrower hereby acknowledges that, as of the date hereof, the security interests and liens granted to the Agent and the Lenders under the Credit Agreement and the other Loan Documents securing the Loans are in full force and effect, are properly perfected and are enforceable in accordance with the terms of the Credit Agreement and the other Loan Documents

         3. Expenses. Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and enforcement of this Amendment, the closing hereof, and any other transactions contemplated hereby, including the fees and out-of-pocket expenses of Agent's counsel.

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         4. GOVERNING LAW. IN ALL RESPECTS, INCLUDING ALL MATTERS OF
CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

         5. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

         6. Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.


         7. Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

         8. Release. Each Credit Party hereby releases, acquits, and forever discharges the Agent and each of the Lenders, and each and every past and present subsidiary, affiliate, stockholder, officer, director, agent, servant, employee, representative, and attorney of the Agent and the Lenders, from any and all claims, causes of action, suits, debts, liens, obligations, liabilities, demands, losses, costs and expenses (including reasonable attorneys' fees) of any kind, character, or nature whatsoever, known or unknown, fixed or contingent, which such Credit Party may have or claim to have now or which may hereafter arise out of or connected with any act of commission or omission of the Agent or the Lenders existing or occurring prior to the date of this Amendment or any instrument executed prior to the date of this Amendment including, without limitation, any claims, liabilities or obligations arising with respect to the Credit Agreement or the other of the Loan Documents, other than claims, liabilities or obligations caused by Agent's or any Lender's own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. The provisions of this paragraph shall be binding upon each Credit Party and shall inure to the benefit of Agent, the Lenders, and their respective heirs, executors, administrators, successors and assigns.

                            [SIGNATURE PAGES FOLLOW]



                                       3
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         IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

                                     WARRIOR ENERGY SERVICES
                                     CORPORATION, as Borrower


                                     By: /S/William L. Jenkins
                                         -------------------------------
                                         Name:  William L. Jenkins
                                         Title: Chief Executive Officer








                      [SIGNATURE PAGE TO THIRD AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

                                     GENERAL ELECTRIC CAPITAL
                                     CORPORATION, as Agent and a Lender


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:  Duly Authorized Signatory










                      [SIGNATURE PAGE TO THIRD AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

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                                     CIT BUSINESS CREDIT, INC., as a Lender


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:










                      [SIGNATURE PAGE TO THIRD AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT]


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                                     LASALLE BUSINESS CREDIT, LLC, as a Lender


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:










                      [SIGNATURE PAGE TO THIRD AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT]